                                                                EXHIBIT 17(d)(2)
                             LETTER OF TRANSMITTAL
           TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING SHARES
                                OF COMMON STOCK
                                      OF

                        WHEELABRATOR TECHNOLOGIES INC.
            SURRENDERED FOR CASH PAYMENT PURSUANT TO THE MERGER OF
                WMI MERGER SUB, INC., A WHOLLY OWNED SUBSIDIARY
    OF WASTE MANAGEMENT, INC., WITH AND INTO WHEELABRATOR TECHNOLOGIES INC.

                               The Paying Agent:
                       HARRIS TRUST COMPANY OF NEW YORK

               By Mail:                   By Hand or by Overnight Courier:
          Wall Street Station                     Wall Street Plaza
             P.O. Box 1010                   88 Pine Street, 19th Floor
        New York, NY 10268-1010                  New York, NY 10005

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
               FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate letter of transmittal must be submitted for each different registered owner. See Instruction 3.

  This Letter of Transmittal is to be completed by shareholders surrendering certificates evidencing Shares (as defined below) of Wheelabrator Technologies Inc.

                  DESCRIPTION OF CERTIFICATES(S) SURRENDERED
-------------------------------------------------------------------------------
           NAME(S) AND ADDRESS(ES)               CERTIFICATE(S) SURRENDERED
           OF REGISTERED HOLDER(S)               (ATTACH ADDITIONAL LIST IF
                                               NECESSARY. SEE INSTRUCTION 8.)
-------------------------------------------------------------------------------
                                                   SHARE          NUMBER OF
                                                CERTIFICATE         SHARES
                                                 NUMBER(S)      REPRESENTED BY
                                                                CERTIFICATE(S)
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                               TOTAL SHARES

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

  In connection with the merger (the "Merger") of WMI Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Waste Management, Inc. ("Waste Management"), with and into Wheelabrator Technologies Inc. (the "Company") pursuant to the Agreement and Plan of Merger, dated as of December 8, 1997 (the "Merger Agreement"), by and among Waste Management, Merger Sub and the Company, the undersigned, the registered holder(s) of the stock certificate(s) (the "Certificates") formerly representing shares of common stock, par value $.01 per share, of the Company (the "Shares") referred to above, or the transferee or assignee of such registered holder(s), hereby surrenders the Certificate(s) in exchange for $16.50 in cash (without interest) per Share. The undersigned has received a copy of the letter dated March 30, 1998 (the "Notice of Merger") sent to holders of Certificates with this Letter of Transmittal.

  The undersigned represents that the undersigned has full authority to surrender the Certificate(s), free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by Waste Management or Harris Trust Company of New York (the "Paying Agent") in connection with the surrender of the Certificate(s). All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that surrender is not made in acceptable form until receipt by the Paying Agent of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to Waste Management (which may delegate power in whole or in part to the Paying Agent). All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by Waste Management (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding.

  The undersigned understands that payment for surrendered Certificate(s) will be made as promptly as practicable after surrender of Certificate(s) is made in acceptable form.

  Please issue and deliver the check in payment for the Certificate(s) surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified above under "DESCRIPTION OF CERTIFICATE(S) SURRENDERED" unless otherwise indicated under "SPECIAL PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" below.



    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 2 AND 6)                (SEE INSTRUCTIONS 2 AND 6)

   To be completed ONLY if the               To be completed ONLY if the
 check(s) for surrendered                  check(s) for surrendered
 Certificate(s) are to be issued in        Certificate(s) are to be issued in
 the name of someone other than the        the name of the undersigned, but
 undersigned.                              are to be sent to the undersigned
                                           at an address other than that set
                                           forth above.

 Issue check to:                           Mail check to:

 Name: .............................       Name: .............................
           (PLEASE PRINT)                            (PLEASE PRINT)

 Address: ..........................       Address: ..........................

 ...................................       ...................................

 ...................................       ...................................
                  (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)

 ...................................
 (SOCIAL SECURITY NUMBER OR TAXPAYER
            I.D. NUMBER;
 SEE SUBSTITUTE FORM W-9 ON REVERSE
                SIDE)

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                           Signature(s) of Holder(s)

 Dated:  , 1998
   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by a person(s) authorized to become a registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

 Name(s):
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title):
                        ------------------------------------------------------
 Address:
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                            (Include Zip Code)

 Area Code and Telephone No.:
                              ------------------------------------------------

 Taxpayer Identification or Social Security No.:
                                                ------------------------------
                   (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 2 AND 3)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.
 Authorized Signature:
                       -------------------------------------------------------
 Name:
      ------------------------------------------------------------------------
                                 (Please Print)

 Name of Firm:
               ---------------------------------------------------------------
 Address:
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                            (Include Zip Code)
 Area Code and Telephone No.:
                              ------------------------------------------------
 Dated:                                                                 , 1998
       -----------------------------------------------------------------

                                 INSTRUCTIONS

  1. Delivery of Letter of Transmittal and Certificates. Please do not send your Certificate(s) directly to the Company or Waste Management. This Letter of Transmittal or a facsimile hereof, filled in and signed, must be used in connection with the delivery and surrender of Certificates. A Letter of Transmittal and the Certificates must be received by the Paying Agent in satisfactory form in order to make an effective surrender. Certificates evidencing all surrendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth on the reverse hereof in order to receive payment for Shares. If Certificates are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SURRENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  Surrender may be made by mail or hand delivery to Harris Trust Company of New York, as Paying Agent, at the addresses shown on the reverse side of this Letter of Transmittal. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

  2. Guarantee of Signatures. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal. Signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an "Eligible Institution") if (a) the Certificate surrendered herewith is registered in a name other than that of the person surrendering the Certificate, or (b) the registered holder of Certificates surrendered herewith has completed either the box entitled "SPECIAL DELIVERY INSTRUCTIONS" or the box entitled "SPECIAL PAYMENT INSTRUCTIONS" on the reverse hereof. See Instruction 3.

  3. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any other change whatsoever.

  If any Certificate surrendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered hereby, no endorsements of Certificate(s) or separate stock powers are required, unless payment is to be made to a person other than the registered holder(s), in which case the Certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) surrendered hereby, the Certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Waste Management of such person's authority so to act must be submitted.

  If Certificates are registered in different names (e.g., "John Doe" and "J. Doe") or different forms of ownership (e.g., as a joint holder and as a trustee), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates surrendered.

  4. Stock Transfer Taxes. The Company will bear the liability for any state stock transfer taxes applicable to the delivery of checks in payment for surrendered Certificate(s); provided, however, that if any such check is to be issued to any person(s) other than the registered holder(s) of the surrendered Certificate(s) or if surrendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the amount payable for such Certificate(s) surrendered, unless evidence satisfactory to Waste Management of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) surrendered hereby.

  5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by Waste Management (which may delegate power in whole or in part to the Paying Agent), and such determination shall be final and binding. Waste Management reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the Merger Agreement, the Notice of Merger and of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

  6. Special Payment and Delivery Instructions. If checks for surrendered Certificate(s) are to be issued in the name of someone other than the person(s) signing this Letter of Transmittal, the box entitled "SPECIAL PAYMENT INSTRUCTIONS" on the reverse hereof must be completed. If checks for surrendered Certificate(s) are to be issued to the person(s) signing this Letter of Transmittal but are to be sent to an address other than that shown in the box entitled "DESCRIPTION OF SHARES SURRENDERED" then the box entitled "SPECIAL DELIVERY INSTRUCTIONS" on the reverse hereof must be completed. See also Instruction 2.

  7. Additional Copies. Additional copies of this Letter of Transmittal and of the Notice of Merger may be obtained from the Paying Agent or the Information Agent at the address listed on the reverse hereof.

  8. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and number of Shares formerly represented thereby should be listed on a separately signed schedule affixed hereto.

  9. Lost Certificate(s). If any Certificate(s) have been lost, destroyed or stolen, such should be indicated on the face of this Letter of Transmittal. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost, destroyed or stolen Certificate(s). No interest will be paid on amounts due for Certificate(s).

  10. Substitute Form W-9. Each person or entity surrendering Certificate(s) hereby is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "IMPORTANT TAX INFORMATION" below, and to indicate that such person or entity is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder of Shares to a penalty and a 31 percent federal income tax withholding on the payment of the amounts due for the Certificate(s). The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31 percent on payment of the amounts due for the Certificate(s) until a TIN is provided to the Paying Agent.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a shareholder is required by law to provide the Paying Agent (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is the shareholder's social security number. If the Paying Agent is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Shareholder pursuant to the Merger Agreement and the Notice of Merger may be subject to backup withholding of 31 percent.

  Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, such person must submit a statement, signed under penalties of perjury, attesting to such person's exempt status. Such statements can be obtained from the Paying Agent). See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Paying Agent is required to withhold 31 percent of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made to a shareholder pursuant to the Merger, the shareholder must notify the Paying Agent of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

  The Shareholder is required to give the Paying Agent the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                PAYER'S NAME: Harris Trust Company of New York
-------------------------------------------------------------------------------
                 PART 1--PLEASE PROVIDE YOUR        Social Security Number
                 TIN IN THE BOX AT THE RIGHT     OR ..........................
                 AND CERTIFY BY SIGNING AND         Employer Identification
                 DATING BELOW.                              Number

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF  ---------------------------------------------------------------
 THE TREASURY    PART 2--Check this box if you are NOT subject to backup
 INTERNAL        withholding under the provisions of Section 3406(a)(1)(C) of
 REVENUE         the Internal Revenue Code because (1) you have not been
 SERVICE         notified that you are subject to backup withholding as a
                 result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.----> [_]

 PAYER'S
 REQUEST FOR
 TAXPAYER       ---------------------------------------------------------------
 IDENTIFICATION  CERTIFICATION--UNDER THE PENALTIES OF PER-    PART 3--
 NUMBER (TIN)    JURY, I CERTIFY THAT THE INFORMATION PRO-
                 VIDED ON THIS FORM IS TRUE, CORRECT, AND
                 COMPLETE.

                                                               Awaiting TIN -
                                                               ---> [_]


                 SIGNATURE.............. DATE...............

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO CERTIFICATES SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TIN HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TIN TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TIN WITHIN SIXTY
 (60) DAYS, 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER
 WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.
 Signature...............................Date...............................

If you have any questions or require assistance submitting your Certificate(s), please call:

                        HARRIS TRUST COMPANY OF NEW YORK
                                 88 Pine Street
                                   19th Floor
                               New York, NY 10005
                                 (212) 701-7694

   Holders of Shares may also contact the Information Agent at the following address and telephone number:

                       WHEELABRATOR SHAREHOLDER SERVICES
                                 P.O. Box 1400
                              Pittsburgh, PA 15230
                                 (800) 443-6474